                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (Amendment No.   )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement             [_] CONFIDENTIAL, FOR USE OF THE
                                                COMMISSION ONLY (AS PERMITTED
                                                BY RULE 14a-6(e)(2))

[_] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                   SOUTH CAROLINA COMMUNITY BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

             JOHN J. GORMAN, LUSE LEHMAN GORMAN POMERENK & SCHICK
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:


        ------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:


        ------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

    (5) Total fee paid:

        ------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        -----------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

    (3) Filing Party:

        -----------------------------------------------------------------------

    (4) Date Filed:

        -----------------------------------------------------------------------

Notes:

                   SOUTH CAROLINA COMMUNITY BANCSHARES, INC.
                           110 SOUTH CONGRESS STREET
                        WINNSBORO, SOUTH CAROLINA  29180
                                 (803) 635-5536



                               November 8, 1996


Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of South Carolina Community Bancshares, Inc. (the "Company"), which will be held in the Meeting Room of the Fairfield Motel, 115 S. 321 By-Pass, Winnsboro, South Carolina at 10:30 a.m. (South Carolina Time) on Wednesday, December 11, 1996.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the meeting we will also report on the operations of the Company and Community Federal Savings and Loan Association (the "Association"), the wholly-owned subsidiary of the Company. Directors and officers of the Company and Association will be present to respond to any questions that stockholders may have. Also enclosed for your review is our Annual Report on Form 10-KSB, which serves as the Annual Report to Stockholders, and which contains detailed information concerning the activities and operating performance of the Association.

The business to be conducted at the Annual Meeting consists of the election of two directors and the ratification of the appointment of independent auditors for the Company for the fiscal year ending June 30, 1997. The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its stockholders, and the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

                                     Sincerely,

                                     /s/ Alan W. Pullen

                                     Alan W. Pullen
                                     President and Chief Executive Officer

                   SOUTH CAROLINA COMMUNITY BANCSHARES, INC.
                           110 SOUTH CONGRESS STREET
                        WINNSBORO, SOUTH CAROLINA  29180
                                 (803) 635-5536

                                   NOTICE OF
                      1996 ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON DECEMBER 11, 1996

     Notice is hereby given that the 1996 Annual Meeting of the Stockholders of South Carolina Community Bancshares, Inc. (the "Company") will be held in the Meeting Room of the Fairfield Motel, 115 S. 321 By-Pass, Winnsboro, South Carolina, on Wednesday, December 11, 1996 at 10:30 a.m. South Carolina time.

     A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed. The Annual Meeting is for the purpose of considering and acting upon:

     1.  The election of two directors;

     2. The ratification of Crisp, Hughes & Co., L.L.P. as independent auditors of the Company for the fiscal year ending June 30, 1997; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on November 1, 1996, are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof. A list of stockholders entitled to vote at the Annual Meeting will be available at Community Federal Savings and Loan Association, 110 South Congress Street, Winnsboro, South Carolina for a period of ten days prior to the Annual Meeting and will also be available for inspection at the meeting itself.


                              By Order of the Board of Directors

                              /s/ Terri C. Robinson

                              Terri C. Robinson
                              Secretary
Winnsboro, South Carolina
November 8, 1996


--------------------------------------------------------------------------------

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE ANNUAL MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

--------------------------------------------------------------------------------

                   SOUTH CAROLINA COMMUNITY BANCSHARES, INC.
                           110 SOUTH CONGRESS STREET
                        WINNSBORO, SOUTH CAROLINA  29180
                                 (803) 635-5536
                    _______________________________________

                                PROXY STATEMENT
                     _____________________________________


                      1996 ANNUAL MEETING OF STOCKHOLDERS
                               DECEMBER 11, 1996

                     _____________________________________


                       SOLICITATION AND VOTING OF PROXIES


     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of South Carolina Community Bancshares, Inc. (the "Company") to be used at the 1996 Annual Meeting of Stockholders of the Company (the "Annual Meeting"), which will be held in the Meeting Room of the Fairfield Motel, 115 S. 321 By-Pass, Winnsboro, South Carolina, on Wednesday, December 11, 1996, at 10:30 a.m., South Carolina Time, and at all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about November 11, 1996.

     Regardless of the number of shares of Common Stock owned, it is important that stockholders be represented by proxy or be present in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed Proxy Card and returning it, signed and dated, in the enclosed postage-paid envelope. Stockholders are urged to indicate the way they wish to vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted FOR the election of the nominees for director named in this Proxy Statement, and FOR the ratification of Crisp, Hughes & Co., L.L.P. as independent auditors of the Company for the fiscal year ending June 30, 1997.

     The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares in accordance with their best judgement on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

     Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED "FOR" THE PROPOSALS SET FORTH IN THIS PROXY STATEMENT FOR CONSIDERATION AT THE ANNUAL MEETING.

     Proxies may be revoked at any time prior to its exercise by sending written notice of revocation to the Secretary of the Company, Terri C. Robinson, at the address of the Company shown above, or by delivering to the Company a duly executed proxy bearing a later date. The presence at the Annual Meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

     The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. Proxies may also be solicited personally or by mail, telephone or telegraph by the Company's Directors, officers and regular employees, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

                               VOTING SECURITIES


     Holders of record of the Company's common stock, par value $.01 per share (the "Common Stock") as of the close of business on November 1, 1996 (the "Record Date") are entitled to one vote for each share then held, except as described below. As of the Record Date, the Company had 735,410 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote is necessary to constitute a quorum at this Annual Meeting. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented, at the time of this Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

     In accordance with the provisions of the Company's Certificate of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board to implement and apply the Limit.

                VOTING PROCEDURES AND METHOD OF COUNTING VOTES


          As to the election of Directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the two nominees proposed by the Board, or to WITHHOLD AUTHORITY to vote for the nominees being proposed. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which authority to vote for the nominees being proposed is withheld.

          As to the ratification of the appointment of independent auditors, the proxy card being provided by the Board of Directors enables a stockholder to check the appropriate box on the proxy card to (i) vote "FOR", (ii) vote "AGAINST", or (iii) vote to "ABSTAIN" from voting on, such matter. An affirmative vote of the holders of a majority of the Common Stock present at the Annual Meeting, in person or by proxy, and entitled to vote is required to constitute ratification by the stockholders. Shares as to which the "ABSTAIN" box has been selected on the proxy card will be counted as shares present and entitled to vote and will have the effect of a vote against the matter for which the "ABSTAIN" box has been selected. In contrast, broker non-votes will not be counted as shares present and entitled to vote and will have no effect on the vote on the matter presented.

          Proxies solicited hereby will be returned to the Company, and will be tabulated by inspectors of election designated by the Board.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

          Persons and groups who beneficially own in excess of 5% of the Common Stock are required to file certain reports with the Company and with the Securities and Exchange Commission (the "SEC") regarding such ownership pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). The following table sets forth information regarding each person known to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock on the Record Date.

                                                AMOUNT OF SHARES
                                                OWNED AND NATURE   PERCENT OF SHARES
             NAME AND ADDRESS OF                  OF BENEFICIAL     OF COMMON STOCK
               BENEFICIAL OWNER                     OWNERSHIP         OUTSTANDING
----------------------------------------------  -----------------  ------------------

Community Federal Savings and Loan                  62,422 (1)          8.49%
  Association Employee Stock Ownership Trust
110 South Congress Street
Winnsboro, South Carolina 29180

________________________________
(1) Under the Community Federal Savings and Loan Association Employee Stock Ownership Plan (the "ESOP"), shares allocated to participants' accounts are voted in accordance with the participants' directions. Unallocated shares held by the ESOP are voted by the Trustees in the manner calculated to most accurately reflect the instructions it has received from the participants regarding the allocated shares. As of the Record Date, 7,372 shares of Common Stock have been allocated to the accounts of employees under the ESOP. The Trustees of the ESOP are Directors of the Company.

                       PROPOSAL 1--ELECTION OF DIRECTORS

     The Company's Board of Directors consists of six members. Directors of the Company are generally elected to serve for a three-year period or until their respective successors shall have been elected and shall qualify. Each of the Directors of the Company also serves on the board of directors of Community Federal Savings and Loan Association (the "Association"). Two directors will be elected at the Annual Meeting to serve for a three-year period or until a successor has been elected and qualified. The Board of Directors has nominated Alan W. Pullen and Philip C. Wilkins to serve as directors. Each of the nominees is currently a member of the Board of Directors.

     The table below sets forth certain information regarding the composition of the Company's Board of Directors, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors will be voted at the Annual Meeting for the election of the nominees identified below (unless otherwise directed on the proxy card). If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected.

                                                              Term to       Shares of
                                                           Expire follow-   Common Stock
                          Positions                         ing Fiscal     Beneficially
                         Held in the            Director   Year Ending       Owned on     Percent
   Name             Age    Company                Since      June  30      Record Date   Of Class
-----------         ---  -----------            --------  --------------  ------------   --------
                                       NOMINEES
Alan W. Pullen      39   President              1987 (1)      1996          8,358         1.14%
Philip C. Wilkins        Director               1996 (3)      1996          3,000         0.41

                         DIRECTORS CONTINUING IN OFFICE

Richard H. Burton   78   Director               1986 (1)      1998          5,390         0.73%
George R.
  Lauderdale, Jr.   72   Director               1987 (1)      1998         15,390         2.09
John S. McMeekin    42   Director               1995          1997          7,111         0.97
Quay W. McMaster    70   Chairman of the Board  1978 (1)      1997         31,744         4.32

                    EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Terri C. Robinson   37   Chief Financial
                           Officer               n/a           n/a          1,748         0.24%
All Directors and Executive Officers                                       72,771(2)      9.90%
  as a Group (7 persons)

------------------
(1) Reflects initial appointment to the Board of Directors of Community Federal Savings and Loan Association, the Company's subsidiary.
(2) Excludes 62,422 shares of Common Stock, or 8.49% of the shares of Common Stock outstanding, owned by the Company's ESOP for the benefit of the employees of the Association. The ESOP Administrative Committee administers the ESOP. Under the terms of the ESOP, shares of Common Stock allocated to the account of employees are voted in accordance with the instructions of the respective employees. Unallocated shares are voted by the ESOP Trustee in the manner calculated to most accurately reflect the instructions it has received from the participants regarding the allocated shares, unless their fiduciary duties require otherwise. As of the Record Date, 7,372 shares of Common Stock have been allocated under the ESOP. The Trustees of the ESOP are Directors of the Company.
(3)  Mr. Wilkins became a Director of the Company on September 25, 1996.

  The principal occupation during the past five years of each director and executive officer of the Company is set forth below. All directors have held their present positions for five years unless otherwise stated.

  Quay W. McMaster is the owner, President and Chief Executive Officer of Winnsboro Plywood Co., Inc. and Winnsboro Veneer Co., Inc. He has served as Mayor of the Town of Winnsboro since 1973. Mr. McMaster is the Past President of the Association, having served from July 1992 to December 1993, when he was elected Chairman of the Board. In addition, Mr. McMaster was Vice President of the Association from 1989 to July 1992.

  Richard H. Burton retired in 1980. Prior to his retirement, he was Plant Manager of the Winnsboro plant of Uniroyal, Inc. Mr. Burton has served as a director of the Association since May 1986, and he was elected Vice-Chairman of the Board in December 1993. In addition, Mr. Burton served as Vice President of the Association from July 1992 through December 1993.

  Alan W. Pullen is the President and Chief Executive Officer of the Association, having been elected to that position in December 1993. From January 1, 1987 through December 1993, Mr. Pullen served as Executive Vice President of the Association.

  George W. Lauderdale was the Treasurer of Fairfield County, South Carolina prior to his retirement on July 1, 1987. Mr. Lauderdale was elected to the Board of Directors in November 1987, and he has served as Treasurer of the Association since 1993, and Vice President since October, 1994.

  John S. McMeekin is president of Winnsboro Furniture Company. He was first elected to the Board of Directors of the Association in September, 1994, and to the Board of Directors of the Company in April, 1995.

  Philip C. Wilkins, DMD, is a dentist with offices in Winnsboro, South Carolina. He was first elected to the Board of Directors of the Association in June, 1996, and to the Board of Directors of the Company in September, 1996.

  Terri C. Robinson, has been employed by the Association since 1984 in various capacities, most recently as Bookkeeper, Secretary-Treasurer, and since December 1993, as Chief Financial Officer.

COMMITTEES AND ANNUAL MEETINGS OF THE BOARD OF DIRECTORS

  The business of the Company and the Association is conducted through regular and special meetings of the Board of Directors and its committees. The Board of Directors of the Company met 23 times during fiscal 1996. During the fiscal year ended June 30, 1996, the Board of Directors of the Association held 13 meetings. No director attended fewer than 75% of the total meetings held by the Board of Directors and the committees on which such director served, with respect to each of the Company and the Association. The following is a discussion of certain committees of the Association. The Association's Audit Committee functions as the audit committee of the Company, and the Association's Personnel Committee functions as the personnel committee of the Company.

  The Loan Committee is composed of any two members of the Board of Directors, excluding Alan W. Pullen, President and Chief Executive Officer of the Company and Association. The Loan Committee meets periodically in between the regular monthly meetings of the Board of Directors in order to grant mortgage loan approvals. The actions of the Loan Committee are required to be approved by the full Board at its next regular meeting. During the 1996 fiscal year, the Loan Committee held 21 meetings.

  The Personnel Committee is composed of Directors McMaster (Chairman) and Burton, and it meets periodically during the year as needed to review the Association's salary and benefit policies and to set salary increases for the Association's officers and employees. The Personnel Committee met two times during fiscal 1996.

  The Audit Committee consists of Directors Lauderdale (Chairman) and McMeekin. The Audit Committee meets as needed to review the audit reports prepared by the Association's independent auditor, and meets periodically with the Association's management in order to set asset classifications. In addition, the committee annually reviews the Association's audit policies and recommends any necessary changes to the Board of Directors. During fiscal 1996, the Audit Committee held four meetings.

  The Investment Committee meets periodically to review the Association's investment policies, and it is authorized to make security investments on behalf of the Association. The Investment Committee is composed of Directors McMaster and Pullen, and in the absence of either member, any one of the other members of the Board of Directors may be substituted for the absent member of the committee. During fiscal 1996, this committee met four times.

  Neither the Association nor the Company has a standing Nominating Committee, but rather the full Board of Directors, except for the directors standing for re-election, serves as the nominating committee. While the Board will consider nominees recommended by the stockholders, it has not actively solicited recommendations from stockholders. Nominations by stockholders must comply with certain procedural and informational requirements set forth in the Company's Bylaws. See "Advance Notice of Business to be Conducted at an Annual Meeting." The Board of Directors met once in its capacity as the nominating committee during fiscal year 1996.

DIRECTOR COMPENSATION

  The Association pays a $5,000 annual retainer to each of its directors, in addition to a $200 per meeting fee. The Company pays a fee of $50 per board meeting attended. Directors have received awards of stock options and stock grants under plans approved by the stockholders.

EXECUTIVE COMPENSATION

  The following table sets forth for the fiscal years ended June 30, 1996, 1995, and 1994, certain information as to the total remuneration paid by the Association and the Company to the Chief Executive Officer of the Association and the Company (the "Named Executive Officer").

====================================================================================================================
                                              Annual Compensation       Long-Term Compensation
                                             --------------------------------------------------
                                                                               Awards
                                                                      -------------------------
                                                                      Restricted       Options/       All Other
     NAME AND                Year Ended      Salary                     Stock          SARS (#)     Compensation
 PRINCIPAL POSITION           June 30,         (1)        Bonus       Awards (2)          (3)            (4)
--------------------------------------------------------------------------------------------------------------------
Alan W. Pullen President         1996        $65,000      $5,000      $     --              --          $13,850
 and Chief Executive             1995         66,605       5,000       129,654          19,507            8,606
 Officer                         1994         47,768       5,830            --              --            2,388
====================================================================================================================

(1) Salary includes directors fees for the June 30, 1996 fiscal year.
(2) Relates to an award as to 9,604 shares of Common Stock granted pursuant to the Company's Recognition and Retention Plan in December 1994. The market value per share of the Common Stock was $13.50 on the date of grant. Such award vests in five equal installments, and will be 100% vested upon termination of employment due to death, disability or following a change in control. When such shares become vested and are distributed, the recipient will also receive an amount equal to the accumulated dividends and earnings thereon.
(3) Relates to options granted pursuant to the Company's 1994 Stock Option Plan, which become exercisable in equal installments at a rate of 20% per year commencing one year from the date of grant, and are fully exercisable following a change in control. The first installment of options became exercisable on December 13, 1995.
(4) Represents $2,850, $3,025 and $2,388, respectively, of contributions made by the Association on Mr. Pullen's behalf pursuant to the Association's 401(k) Plan for the fiscal years ended June 30, 1996, 1995 and 1994. Also includes, for fiscal 1996 and 1995, $5,581 relating to the market value of stock allocated to Mr. Pullen under the Bank's ESOP as of June 30, 1996.

     EMPLOYMENT AGREEMENT. The Association has entered into an employment agreement with Alan Pullen, President and Chief Executive Officer of the Company and the Association. The employment agreement for Mr. Pullen with the Association and the Company provides for a three-year term. Commencing on the first anniversary date and continuing each anniversary date thereafter, the employment agreement renews for an additional year, such that the remaining term shall be three years unless written notice of nonrenewal is given by the Board of Directors after conducting a performance evaluation of the executive. The agreement provides that the base salary of the executive will be reviewed annually. The initial base salary of Mr. Pullen is $55,505. In addition to the base salary, the employment agreement provides that the executive is to receive all benefits provided to permanent full-time employees of the Association, including among other things, participation in stock benefit plans and other fringe benefits applicable to executive personnel, as well as director fees.
The employment agreement provides for the termination by the Association of the executive's employment for cause at any time. In the event the Association chooses to terminate Mr. Pullen's employment for reasons other than for cause, or upon the termination of his employment for reasons other than upon retirement or death, or in the event of his resignation from the Association or the Company upon: (i) failure to re-elect him to his current office; (ii) a material change in his functions, duties or responsibilities which change would cause his position to become one of lesser responsibility, importance or scope; (iii) relocation of his principal place of employment by more than 30 miles; (iv) the liquidation or dissolution of the Association or the Company; or (v) a breach of the agreement by the Association, the executive, or in the event of death, his beneficiary, would be entitled to receive an amount equal to the greater of the remaining payments, including base salary, bonuses and other payments due under the remaining term of the employment agreement or three times the average of the executive's base salary, including bonuses and other cash compensation paid, and the amount of any benefits received pursuant to any employee benefit plans maintained by the Association, over the five fiscal years preceding such termination. The Association would also continue the executive's life, health, and disability coverage for the remaining unexpired term of the employment agreement to the extent allowed by the plan or policies maintained by the Association or the Company from time to time.

     SEVERANCE AGREEMENTS. The Association has entered into Severance Agreements (the "Severance Agreements") with Ms. Robinson and a senior officer of the Association which will provide such officers with certain benefits in the event of a change of control of the Association or the Company. The Severance Agreements provide for up to a 3-year term. Commencing on the first anniversary date, and continuing on each anniversary date thereafter, the Board of Directors may extend either of the Severance Agreements for an additional year. Following a change of control of the Company or the Association, as defined in the Severance Agreement, an officer shall be entitled to a payment under the Severance Agreement if the participant terminates employment during the term of such agreement, following any demotion, loss of title, office or significant authority, reduction in his or her annual compensation or benefits, or relocation of his principal place of employment by more than 30 miles. In the event that a participant in the Severance Agreement is entitled to receive payments pursuant to the Severance Agreement, he or she shall receive a cash payment up to a maximum of three times such participant's annual compensation prior to termination of employment, plus such participant shall be entitled to receive life and medical coverage for a period of up to 36 months from the date of termination.

     STOCK OPTIONS. The Board of Directors of the Company has adopted the 1994 Stock Option Plan (the "Stock Option Plan"), which has been approved by the stockholders. Certain directors, officers and employees of the Association and the Company are eligible to participate in the Stock Option Plan. The Stock Option Plan is administered by a committee of outside directors (the "Committee"). The Stock Option Plan authorizes the grant of stock options and limited rights equal to 78,028 shares of Common Stock. The Stock Option Plan provides for the grant of (i) options to purchase Common Stock intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code, (ii) options that do not so qualify ("nonstatutory options") and (iii) limited rights that are exercisable only upon a change in control of the Company. Non-employee directors of the Association and the Company are only eligible to receive nonstatutory options under the Stock Option Plan. Options granted to employees are determined by the Committee. Options granted to directors under the Stock Option Plan are awarded under a formula pursuant to which each non-employee director of both the Company and the Association receives an option to purchase 3,901 shares of Common Stock of the Company. Options must be exercised within 10 years from the date of grant.
Stock options may be exercised for up to one year following termination of service or such later period as determined by the Committee. The exercise price of the options must be at least 100% of the fair market value of the underlying Common Stock at the time of the grant. Upon the exercise of "limited rights" in the event of a change in control, the optionee will be entitled to receive a lump sum cash payment equal to the difference between the exercise price of the option and the fair market value of the shares of Common Stock subject to the option on the date of exercise of the right in lieu of purchasing the stock underlying the option.

     No options were granted under the Stock Option Plan to the Named Executive Officer during the year ended June 30, 1996.

     Set forth below is certain additional information concerning options outstanding to the Named Executive Officer at June 30, 1996. No options were exercised during fiscal 1996.

===================================================================================================
                       AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                FISCAL YEAR-END OPTION VALUES
===================================================================================================
                                              NUMBER OF UNEXERCISED       VALUE OF UNEXERCISED IN-
                                                  OPTIONS AT               THE-MONEY OPTIONS AT
                                                FISCAL YEAR-END                YEAR-END (1)
                                              -----------------------------------------------------

                  SHARES ACQUIRED    VALUE    EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
NAME               UPON EXERCISE    REALIZED            (#)                         ($)
---------------------------------------------------------------------------------------------------
Alan W. Pullen           --           $ --           3,901 /15,606              $11,703/46,818
===================================================================================================

----------------
(1) Equals the difference between the aggregate exercise price of such options and the aggregate fair market value of the shares of Common Stock that would be received upon exercise, assuming such exercise occurred on June 30, 1996, at which date the average of the bid and ask price of the Common Stock as quoted on the Nasdaq Small-Cap Market was $16.50.

  RECOGNITION AND RETENTION PLAN. Under the Company's Recognition and Retention Plan, which has been approved by the stockholders, 23,408 shares are available to be awarded to executive officers and employees and 7,803 shares are available to be awarded to non-employee directors. These shares will be acquired through open market purchases or from authorized but unissued shares. A Committee of the Board of Directors of the Association and the Company composed of non-employee directors administers the Recognition Plan, and makes awards to executive officers pursuant to the Recognition Plan. However, awards to outside directors are fixed by the terms of the Recognition Plan. Awards of Common Stock that are restricted by the Recognition Plan ("Restricted Stock") are nontransferable and nonassignable. All awards under the Recognition Plan will vest at a rate of 20% per year. The Committee may extend the vesting rate of any awards made after the effective date of the Recognition Plan. When a participant's shares become vested in accordance with the Recognition Plan, the participant will recognize income equal to the fair market value of the Restricted Stock so vested at that time, unless the participant has made an irrevocable election to be taxed on the shares of Restricted Stock awarded to him in the year of the award. The amount of income recognized by a participant will be a deductible expense of the Company for Federal income tax purposes. When shares become vested and are actually distributed in accordance with the Recognition Plan, participants will also receive amounts equal to any accrued dividends with respect thereto.


TRANSACTIONS WITH CERTAIN RELATED PERSONS

  Under banking regulations applicable to the Association, all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Association's capital and surplus (or in any event greater than $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors. The Association provides loans to employees who are not "executive officers" for bank regulatory purposes, at reduced rates and/or with points waived or reduced. The only such loan to any current executive officer that exceeded $60,000 since July 1, 1994, was a first mortgage loan to Terri C. Robinson. The largest principal amount outstanding on such loan during the fiscal year ended June 30, 1996 was $68,415, the amount outstanding as of October 31, 1996 was $66,316, and the interest rate on such loan at October 31, 1996 was 5.89%. Loans are made to directors and executive officers in the ordinary course of business on the same terms and conditions as the Association would make to any other customer in the ordinary course of business and do not involve more than a normal risk of collectibility or present other unfavorable features. Other than as described in this paragraph, all loans that exceeded $60,000 at any time during fiscal year ended June 30, 1996 to executive officers, directors, immediate family members of executive officers and directors, or organizations with which executive officers and directors are affiliated, were made in the ordinary course of business, on substantially the same terms including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons.

                  PROPOSAL 2 - RATIFICATION OF THE APPOINTMENT
                            OF INDEPENDENT AUDITORS


  The Company's independent auditors for the fiscal year ended June 30, 1996 were Crisp, Hughes & Co., L.L.P. The Company's Board of Directors has reappointed Crisp, Hughes & Co., L.L.P. to continue as independent auditors for the Company for the fiscal year ending June 30, 1997, subject to ratification of such appointment by the stockholders. It is not expected that a representative of Crisp, Hughes & Co., L.L.P. will attend the Annual Meeting.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF CRISP, HUGHES & CO., L.L.P. AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 1997.


                   ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED
                              AT AN ANNUAL MEETING

The Bylaws of the Company provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company not less than ninety (90) days before the date fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. The notice must include the stockholder's name, record address, and number of shares owned by the stockholder, and describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.


                             STOCKHOLDER PROPOSALS

  In order to be eligible for inclusion in the Company's proxy material for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's office, 110 South Congress Street, Winnsboro, South Carolina 29180, no later than July 11, 1997. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.


                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ Terri C. Robinson

                                        Terri C. Robinson
                                        Secretary

Winnsboro, South Carolina
November 8, 1996

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                   SOUTH CAROLINA COMMUNITY BANCSHARES, INC.
                        ANNUAL  MEETING OF STOCKHOLDERS
                               DECEMBER 11, 1996

     The undersigned hereby appoints the official proxy committee of the Board of Directors, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the 1996 Annual Meeting of Stockholders ("Annual Meeting") to be held in the Annual Meeting Room of the Fairfield Motel, 115 S. 321 By-Pass, Winnsboro, South Carolina, on December 11, 1996, at 10:30 a.m. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:



                             VOTE
                                                          FOR  WITHHELD
                                                          ---  --------

1.      The election as director of the nominees listed   [ ]     [ ]
        below.

        Alan W. Pullen
        Philip C. Wilkins
                                                          FOR  AGAINST   ABSTAIN
                                                          ---  --------  -------

2.      The ratification of the appointment of Crisp,     [ ]    [ ]      [ ]
        Hughes & Co., L.L.P. as the Company's
        independent auditors for the fiscal year ending
        June 30, 1997.


  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.


     THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE PROXY COMMITTEE OF THE BOARD OF DIRECTORS IN THEIR BEST JUDGEMENT.

                               (CONTINUED, AND TO BE SIGNED ON THE REVERSE SIDE)

     (CONTINUED FROM REVERSE SIDE)



     This proxy may be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, and by the filing of a later dated proxy prior to a vote being taken at the Annual Meeting.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting and of a Proxy Statement, each dated November 8, 1996.

     Dated: _________________, 1996



     ___________________________        ___________________________
     PRINT NAME OF STOCKHOLDER          PRINT NAME OF STOCKHOLDER


     ____________________________       ___________________________
     SIGNATURE OF STOCKHOLDER           SIGNATURE OF STOCKHOLDER


     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign, but only one signature is required.

--------------------------------------------------------------------------------
           PLEASE COMPLETE AND DATE THIS PROXY AND RETURN IT PROMPTLY
                   IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------